SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)                                         November 3, 2018

                               BERKSHIRE HATHAWAY INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	001-14905	47-0813844
(STATE OR OTHER JURISDICTION	(COMMISSION	(I.R.S. EMPLOYER
OF INCORPORATION)	FILE NUMBER)	IDENTIFICATION NO.)

3555 Farnam Street
Omaha, Nebraska	68131
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

                                     (402) 346-1400

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 2.02 Results of Operations and Financial Condition.

On November 3, 2018, Berkshire Hathaway Inc. issued a press release announcing the Company’s earnings for the third quarter and first nine months ended September 30, 2018. A copy of this press release is furnished with this report as an exhibit to this Form 8-K.

ITEM 9.01 Financial Statements and Exhibits

Exhibit 99.1 Berkshire Hathaway Inc. Earnings Release Dated November 3, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 5, 2018	BERKSHIRE HATHAWAY INC.

/s/ Marc D. Hamburg

By: Marc D. Hamburg
Senior Vice President and Chief Financial Officer